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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 2, 1998





                               GART SPORTS COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


       Delaware                        000-23515                 84-1242802
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   (State or other juris-          (Commission file             (IRS Employer
diction of incorporation)               number)              Identification No.)



               2000 Broadway
              Denver, Colorado                               80203
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            (Address of principal                         (Zip Code)
             executive offices)




                                 (303) 861-1122
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 2, 1998 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference, announcing that it is seeking a strategic combination with The Sports Authority, the nation's largest full-line sporting goods retailer.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

                 99.1     Press release issued July 2, 1998 by the Registrant.


                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GART SPORTS COMPANY
                                            (Registrant)


Date:  July 2, 1998                          /s/ Thomas B. Nelson
                                             --------------------------------
                                             Thomas B. Nelson
                                             Senior Vice President

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                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                          DESCRIPTION
  --------                        -----------

    99.1                    Press Release dated July 2, 1998